UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number 811-22320

U.S. One Trust
(Exact name of Registrant as specified in charter)

9190 Double Diamond Parkway
Reno, Nevada 89521
(Address of principal executive offices) (Zip code)

Paul Hrabal
9190 Double Diamond Parkway
Reno, Nevada 89521
New York, New York 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: 775-329-5500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

EXPLANATORY NOTE

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSRS filed with the Securities and Exchange Commission on September 1, 2010 (the “Report”) to supplement Item 1 “Report to Stockholders.”  The purpose of the Amendment is to add a discussion of the Board of Trustees’ considerations in approving the advisory agreement.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

Items 1 through 11 and Item 12(a)(1) to this Amendment to the Registrant’s Form N-CSRS are incorporated by reference from the Form N-CSRS filed on EDGAR on September 1, 2010 (Accession Number 0001144204-10-047736).

U.S. ONE TRUST

One Fund (the “Fund”)

Supplement dated January 5, 2011 to the
Semi-Annual Report dated June 30, 2010

This Supplement provides new and additional information beyond that contained in the Semi-Annual Report listed above and should be read in conjunction with the Semi-Annual Report.

The following section is added after the section “Trustees & Officers of the Trust” in the Semi-Annual Report:

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 3, 2010 (the “Organizational Meeting”), the Board, including those trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) , unanimously approved an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the One Fund (the “Fund”), and U.S. One, Inc.(the “Adviser”), for its initial term.

Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the Advisory Agreement for an initial two-year term. After the initial two-year term, the Advisory Agreement must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. After the initial two-year term, the Board will call and hold a meeting each year to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Organizational Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the costs of the services to be provided by the Adviser, as discussed in further detail below. The Board also received a memorandum from fund counsel regarding the responsibilities of the Board in connection with their consideration of the Advisory Agreement.

The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund submitted to the Board, to help them decide whether to approve the Advisory Agreement. The Board discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the Advisory Agreement in light of this information. The Board considered the following specific factors, none of which was controlling, all-important or determinative, and made the following conclusions:

Nature, Extent and Quality of Services Provided by the Adviser
The Board reviewed the services to be provided to the Fund by the Adviser, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process to be employed by the Adviser in managing the Fund. In addition, the Adviser made a presentation regarding, among other things, the Adviser’s financial condition, projected profitability and ownership structure and the Fund’s projected asset growth. The Board considered and discussed, among other things, the Adviser’s proposed processes, as well as the Adviser’s personnel and investment approach. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Cost of Services Provided and Economies of Scale
The Board also considered the level of advisory fees to be paid by the Fund to the Adviser and the projected profitability of the Adviser. In reviewing the proposed advisory fee, the Board took into account that the Advisory Agreement provides for a “unified fee” pursuant to which the Fund would pay no expenses other than the advisory fee, and certain other costs such as acquired fund fees and expenses, interest, brokerage, and extraordinary expenses.  The Board also noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.  The Board also considered the Fund’s proposed fee structure in comparison to other mutual funds.

Other Considerations
The Board determined that the Adviser has made a significant financial and entrepreneurial commitment to the management and success of the Fund, reflected by, among other factors, the Adviser’s agreement to a “unified fee.”

Based on their deliberations and evaluation of the information described above, the Trustees unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services proposed to be rendered to the Fund by the Adviser; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Item 12.      Exhibits

(a)(2)	Certification of the principal executive officer and the principal financial officers of the registrant as required by Rule 30a-2 under the Act.

(b)	Certification of the principal executive officer and the principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) U.S. ONE TRUST

By:          /s/ Paul Hrabal
Name:     Paul Hrabal
Title:       President

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Amendment has been signed by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Paul Hrabal
Name:     Paul Hrabal
Title:       President

Date: January 5, 2011

By:          /s/ Paul Hrabal
Name:     Paul Hrabal
Title:       Treasurer

Date: January 5, 2011